1 LEASE AGREEMENT BY: FGB PARTNERS, LLC UNTO: FIRST GUARANTY BANK FGB PARTNERS, LLC (referred to as Landlord), a Louisiana limited liability company, with a mailing address of 11239 Highway 16, Amite, Louisiana 70422, appearing herein through its duly authorized Member/Manager, William K. Hood, and FIRST GUARANTY BANK (referred to as Tenant), a state banking institution chartered by the State of Louisiana with a mailing address of 400 East Thomas Street, Hammond, Louisiana, represented herein through its duly authorized President, Michael Mineer. 1. LEASED PREMISES: LANDLORD, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained which are to be paid, kept and performed by Tenant, does Lease and rent to Tenant, and Tenant hereby agrees to Lease upon the terms and conditions hereinafter set forth, that parcel of real property which is briefly described as 500 N. Cary Avenue, Jennings, Louisiana 70546. A detailed property description is set forth in Exhibit A, annexed hereto (hereinafter “Leased Premises”) 2. TERM: A. This Lease shall be for a term of fifteen (15) years, commencing on June 28, 2024 (“Commencement Date”) and terminating on the 27th day of June, 2039 (the “Original Lease Term”), 1.) OPTIONS: Intentionally omitted. 3. RENT and PLACE OF PAYMENT: Tenant agrees to pay Landlord for the use and occupancy of the Leased Premises, the following rental amount (the “Rent”): For the first sixty (60) months of the Lease, the rent shall be $16,080.00 per month and shall be paid by electronic funds transfer by Tenant to the account specified by Landlord. On the month following the initial sixty (60) months of this Lease, the Rent for the next

2 and each successive sixty (60) month period will be increased by the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers (CPI index) over the previous year, but in no event will the increase be less than three (3%) percent. The Rent will increase after each sixty (60) month period thereafter according to the CPI index for the year preceding the increase, but in no event will the increase be less than three (3%) percent. Rent is due on the first day of every month. Rent not received by the 5th day of each month shall incur a late payment charge of one thousand ($1,000.00) dollars. In the event that the Rent is not paid by the tenth (10th) day of the month, Tenant shall be in default of this Lease. All delinquent Rent shall bear interest at the rate of Twelve (12%) percent per annum from the date due until paid in full. All costs, charges, and expenses which Tenant assumes, agrees to, or is obligated to pay to Landlord pursuant to this Lease shall be deemed as additional Rent and in the event of nonpayment of any additional rent, Landlord shall have the rights and remedies as are herein provided for the nonpayment of Rent. Each payment of Rent or other charges due under this Lease shall be first imputed to interest, attorney’s fees, late payment charges or other charges due under this Lease, then to the oldest rent payment due, until paid in full. Tenant waives any right to impute payments made to Landlord in any other manner. The first payment of Rent shall be due at the signing of this Lease. The succeeding payments shall be due on the 1st day of each and every succeeding month through Electric Funds Transfer or delivery at locations as Landlord may designate in writing. 4. ADDITIONAL RENTAL: A.) UTILITIES: As part of the consideration for this Lease, Tenant shall pay when due all charges, hookup fees and deposits for water, gas, light, heat, waste disposal, sewerage, telephone, electricity, internet, cable, phone, power, alarm monitoring and other utility and communication services at any time rendered or used or about the Leased Premises. B.) TAXES: Tenant shall be responsible for the payment of all lawful ad valorem taxes, assessments, and other governmental charges in the nature thereof, general and special, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Leased Premises or any improvements thereon, (all of which are hereinafter referred to as “Impositions”) it being the intent hereof that Tenant is obligated to pay only such Impositions as may be directly levied or assessed upon or against the Leased Premises itself and the improvements at any time thereupon. Landlord shall advance the payment of these

3 taxes and assessments and shall deliver to Tenant receipts evidencing the payment of such taxes, assessments and other governmental charges. Tenant shall, within five (5) days receipt of such receipts, reimburse Landlord the full amount of such payments made by Landlord. Tenant’s failure to timely reimburse Landlord for such payments, in full, shall result in an administrative fee of fifteen (15%) percent to be charged to Tenant, which Tenant shall pay to Landlord, along with full reimbursement of amounts paid by Landlord, within ten (10) days of written demand or be in default of this Lease. Tenant shall have the right to contest the amount or validity of any of the above referenced taxes, assessments or governmental charges by appropriate proceedings. Tenant shall, nevertheless, timely reimburse Landlord for such payments in accordance with the terms and provisions of this Lease, and nothing herein shall imply any right on the part of Tenant to postpone or defer such payment for any such purpose. Landlord shall not be subjected to any liability for the payment of costs, fees or expense in connection with any proceeding, and Tenant covenants to indemnify and save harmless Landlord from any such cost, fees or expenses. C.) INSURANCE: At all times from and after the Lease Commencement Date, Tenant shall procure and maintain, at Tenant’s sole cost and expense, the following policies of insurance: LIABILITY. Comprehensive commercial general liability insurance with broad form contractual liability coverage and with coverage limits of not less than Two Million Dollars ($2,000,000) combined single limit, per occurrence. Such policy shall insure Tenant's performance of the indemnity provisions of this Lease. PROPERTY. Landlord or Tenant shall purchase all risk property and fire insurance in limits to cover the replacement cost of all buildings subject to this Lease. Tenant shall reimburse Landlord within five (5) days receipt of invoice and proof of payment by Landlord all premiums and other charges associated therewith. WORKERS’ COMPENSATION. Workers' compensation insurance in the amount required by the State of Louisiana for the benefit of Tenant's employees.

4 EQUIPMENT. Covered equipment includes, but is not limited to, the following: the air conditioning system (or any part thereof), computer systems and fiber optic cable. PERSONAL PROPERTY AND IMPROVEMENTS. Property insurance covering any peril generally included in the classification "all risks" covering all merchandise, inventory, Improvements, and Tenant’s personal property in an amount not less than one hundred percent (100%) of their full replacement cost. BUSINESS INTERRUPTION. Business interruption insurance covering Tenant’s business operated in the Premises for a minimum period of Twelve (12) months. FLOOD. Tenant further agrees that it will, at its cost, during the Original and any Option Term of this Lease, carry and maintain flood insurance in the amount of two hundred fifty thousand ($250,000.00) dollars on each structure and one hundred thousand dollars on the contents of each. Once each building is no longer encumbered by a mortgage, the parties will negotiate flood limits sufficient to cover the replacement costs of any damaged structure or contents. Each policy required by this Paragraph C shall be a primary policy specifically insuring the Leased Premises and no other. D.) All policies of insurance provided for herein shall be issued by insurance companies that have a general policyholder's rating of not less than "A", and VIII as rated in the most current available "A.M. Best's" Rating Insurance Reports and shall be licensed to do business in the State of Louisiana. All policies of insurance provided for hereunder shall name and endorse Landlord and all Mortgagees and such other individuals or entities as Landlord may from time to time designate, as "additional named insureds." Certificates of all insurance and/or binders required of Tenant hereunder shall be delivered to Landlord at least ten (10) days prior to the Lease Commencement Date. All certificates of insurance and/or binders and endorsements delivered to Landlord shall contain an agreement by the company issuing said policy to give Landlord thirty (30) days' advance written notice of any cancellation, expiration lapse, reduction or other adverse change respecting such

5 insurance. All commercial general liability, property damage or other casualty policies shall be written as primary policies, not contributory with and secondary to coverage that Landlord may carry. Further all polices referenced above shall be endorsed to waive rights of subrogation in favor of Landlord. Landlord, at any time and from time to time, may require the insurance limits set forth herein to be increased to reflect the then-prevailing standards in the industry as to businesses of the type being operated at the time in the Premises. 5. USE OF PREMISES: During this Lease, Tenant shall use the Leased Premises for any lawful commercial purpose including but not limited to a commercial bank, and Tenant is obligated not to use same for any purpose that is unlawful or that tends to injure or depreciate the property. 6. DELIVERY OF PREMISES: A. Upon the Commencement Date, Landlord shall deliver the Leased Premises unto the Tenant. B. Upon termination of this Lease, Tenant shall surrender the Leased Premises to Landlord broom clean, and in good order, condition, and repair, except for ordinary wear and tear. 7. REPAIRS & MAINTENANCE: A. Except as stated to the contrary in Article 7B below Tenant assumes complete responsibility and liability for the upkeep of the entire Leased Premises, and all appurtenances contained therein, including but not limited to, fixtures, locks, keys, flooring, walls, ceilings, glass, plumbing, automatic sprinkler system, electrical equipment, heating equipment, air conditioning equipment, are accepted by Tenant in their present condition, including vices or defects, latent or otherwise, that may now exist or hereafter arise in the Leased Premises. The Leased Premises and all parts thereof shall be kept in reasonable order, condition, and repair by the Tenant in accordance with the laws, rules and ordinances of the Parish of Jefferson Davis, Fire Marshall, and other proper authorities and governmental agencies having jurisdiction over the Leased Premises, at the sole cost and expense of Tenant. B. The Tenant shall be responsible for the condition and maintenance of the roof, whether damaged by intentional act, negligence, casualty or wear and tear. Tenant shall immediately have repaired by a roofer properly licensed in Louisiana, any leaks in or damage sustained by the roof, at Tenant’s expense. Failure by Tenant

6 to have repairs made immediately to the roof shall render Tenant liable for any damages sustained by any other portion of the Leased Premises resulting therefrom. C. The Tenant shall be responsible for an annual inspection and cleaning of the existing roof system on each of the buildings subject to this Lease and shall maintain, repair and/or replace the elastomeric coating as necessary. The annual inspection shall be performed by a licensed commercial roofer and paid for by Tenant. The report of each annual inspection shall be delivered to Landlord upon receipt by Tenant. D. The Tenant shall be responsible for the entire exterior of the Leased Premises and shall maintain in a clean and orderly manner all lawns, shrubs, gardens, lighting, walls, signage, driveways, striping, sidewalks, steps, and all other exterior of the Premises. 8. ALTERATION TO LEASED PREMISES BY TENANT: A. Tenant shall have no right to perform any other restoration, improvements, repairs and alterations to the Leased Premises as may become necessary or without the express written consent of Landlord which shall not be unreasonably withheld. Tenant shall not perform any restoration, improvements, repairs and alterations without obtaining the proper permits and inspections and without the submission of architectural or engineering plans to Landlord and the proper governing authorities. B. Any and all alterations, additions or other permanently affixed improvements by Tenant, with or without consent of Landlord, regardless of how attached (except movable and removable trade fixtures together with all replacements thereof, (collectively, the “Tenant’s Equipment”) shall become the property of Landlord upon termination of this Lease, without compensation therefor to Tenant. Landlord shall have the right to require that Tenant, at the termination of this Lease, but prior to the termination date, remove any and all such alterations, additions or improvements and restore the Leased Premises to its condition at the time of the commencement of this Lease, ordinary wear and tear permitted. 9. CONDITIONS APPLICABLE TO WORK TO BE PERFORMED BY TENANT: A. All restoration, improvements, repairs and alterations to the Leased Premises (hereinafter referred to collectively as “Work”) to be performed by Tenant pursuant to Article 8 hereof shall be performed in all cases subject to and in compliance with the following conditions: (i.) No Work shall be undertaken unless Tenant procures and pays for all required municipal and other governmental building permits. Landlords

7 agree to join in the application thereof whenever such action is necessary. (ii.) No work shall be undertaken without the written approval by Landlord (which shall not be unreasonably withheld) of plans and specifications for such Work. iii.) No Work over the cost of twenty-five thousand ($25,000) dollars shall be undertaken on the Leased Premises unless the Landlord authorizes same in writing. iv.) The Work shall be performed properly and in workmanlike manner, unavoidable delays excepted, by contractors duly licensed by the Louisiana State Licensing Board for Contractors. v.) Tenant shall carry or require its contractor, to carry workman’s compensation insurance meeting statutory limits and covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlords, Tenant or the Leased Premises. Moreover, no work shall be undertaken on the Leased Premises until Tenant, or Tenant’s contractor, has purchased, and provided Landlord with a certificate of insurance reflecting the purchase of owner’s protective liability insurance, or builders risk insuring Landlord against claims arising out of such Work. The owner’s protective liability insurance provided for the benefit of Landlord shall have policy limits of no less than two million ($2,000,000) dollars for bodily injury or death and property damage combined. All insurance required hereunder shall be maintained by Tenant’s contractor at Tenant’s sole cost and expense (or at the sole cost and expense of Tenant’s contractor), at all times when any such work is in process. The insurance provided for in this subsection shall be in addition to the insurance required to be maintained by Tenant pursuant to Article 4. All insurance required under this subparagraph shall be issued under valid and enforceable policies with responsible insurance companies legally authorized to transact business in the State of Louisiana, in addition, all insurance policies required shall contain an endorsement requiring 30 days written notice from the insurance company to Landlord before cancellation or change in the coverage, scope or amount of any policy. At Landlord’s request, Tenant shall permit Landlords to inspect and copy an original or duplicate of the owner’s policy protective liability insurance policy. 10. LIENS: The Tenant will not create or permit to be created or to remain, and will promptly discharge, at its sole cost and expense, any judgment, lien, mortgage, encumbrance or charge (hereinafter collectively referred to as “Lien” or “Liens”) of any kind upon the Leased Premises or any part thereof arising out of the use or occupancy of the Leased Premises

8 by Tenant, by reason of any labor or materials furnished or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to be performed on the Leased Premises at the direction or with the consent of Tenant, or by reason of any other activity, act or omission of Tenant. If any such lien shall at any time be filed, Tenant shall, withing thirty days (30) after the notice of the filing thereof, cause the same to be discharged of record in any manner permitted by law. If Tenant shall fail to cause such lien to be discharged, Landlord may, but shall not be obligated to, discharge the same in any manner permitted by law, and in such event, Tenants shall pay to Landlord all costs and expenses of securing such discharge, including reasonable attorney fees, plus an administrative fee of 25% of the total amount expended by Landlord in removing said liens, plus attorney’s fees and costs. 11. OWNERSHIP OF IMPROVEMENTS: All restorations, alterations, or improvements performed by Tenant on the Leased Premises, including movable trade fixtures, furniture and/or equipment, and including the equipment contained and described in Paragraph 8 above as the Tenant’s Equipment, shall be the property of the Tenant during the Term. At the termination of this Lease, all restorations, alterations and improvements, and those portions of the Tenant’s Equipment not removed from the Leased Premises in a timely manner per Landlord’s request under Section , become the property of Landlord and Tenant waives all rights to compensation therefor except as otherwise provided herein. 12 SUBROGATION: To the extent covered by any insurance policies carried by the Parties and in force at the time of any damage or destruction to any person or to the building and premises subject to this lease, or to the fixtures, movable property, and improvements in or on the premises, each party waives its right, if any, against the other party, up to the amount of insurance recovery, with respect to such damage or destruction, whether direct or consequential. 13. INDEMNITY: The Tenant assumes full responsibility for the condition of the Leased Premises and all movable property therein and all equipment and fixtures permanently attached. The Tenant specifically agrees to defend, protect, hold harmless, and indemnify the Landlord, its agents, employees, members and contractors against any and all responsibility, liability, loss, expense, attorney’s fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands, and actions asserted by anyone and arising directly or indirectly out of any occurrence on or about the

9 Leased Premises, or out of the ownership, occupancy of use of the Leased Premises or movable property of either Party located thereon. The obligations of the Tenant to the Landlord under this section shall not be dependent in. 14 ATTORNEYS FEES: If either Party commences an action against the other arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys’ fees and costs of suit. 15. SUBLEASE: Tenant shall not have the right to sub-Lease the Leased Premises, in whole or in part, unless Tenant obtains the expressed written consent of Landlord. Any approval of a sublease shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease. Further, any rent or other charges imposed in a sublease, whether or not exceeding the amount of Rent or other charges set forth in this Lease, shall be paid directly to Landlord herein and shall be guaranteed by Tenant. 16. WARRANTY: Landlord hereby warrants that Tenant, upon observing and keeping the covenants, agreement and conditions of this Lease, shall be maintained in quiet and peaceful enjoyment of the Leases Premises. 17. DEFAULT: A. If Tenant defaults in the performance of any of the terms, covenants or conditions of this Lease, other than non-payment or delinquent payment of Rent, then and in such case, the Landlord shall give to Tenant a written notice specifying the default that has occurred. If the default is not cured within five (5) days after the giving of such notice, Landlord shall have all remedies as set forth in section C, below. B. If Tenant: i.) fails to make any payment of Rent under this Lease promptly when due; ii.) at any time uses the Leased Premises or any portion thereof for any illegal or unlawful purpose, or commits, or permits or tolerates the commission therein of any act made punishable by fine or imprisonment under the laws of the United States or the State of Louisiana, or any ordinance of the Parish;

10 iii.) files, or shall have filed against it, a petition in any court seeking to subject the Tenant or any of its property to any provision of the Federal Bankruptcy Act, or any other federal or state law relating to bankruptcy, receivership or insolvency or the Tenant shall have filed against it any such involuntary petition that shall not be vacated or withdrawn within 60 days after the filing thereof; iv.) makes an assignment for the benefit of all of its creditors; v.) vacates or abandons the Leased Premises, or fails to occupy and conduct business on the Leased Premises for ten (ten) consecutive days, unless caused by circumstances beyond the control of Tenant, vi.) makes any sublease, assignment, mortgage, transfer or sale of its leasehold interest without the written consent of Landlord; or vii) fails to pay rent by the tenth (10th) of the month on three occasions within a twelve (12) month period: Landlord may, at its option, exercise any one or more rights and remedies specified in section C, below without having to give Tenant five (5) day notice to cure. C. In the event of any default on the part of the Tenant, Landlord shall have any, all or, at the sole option of Landlord, any combination of the following rights and remedies: 1. Landlord may terminate this Lease by written notice to Tenant. The termination shall be effective as of the date specified by Landlord in the notice of termination. Landlord may thereafter Lease the Leased Premises for such price and on such terms as may be reasonably obtainable. Landlord may hold Tenant liable for any deficiency in the Rent received from the substitute tenant for the remainder of Tenant’s existing Term or Option Period and for all other obligations under the lease. 2. The Landlord may declare the Rent for the entire unexpired term or Option term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated, immediately due and payable. Landlord may proceed to effect collection of any such accelerated Rent together with any other Rent and other obligations that may be or become due by Tenant hereunder. 3. Landlord may declare immediately due and payable the Rent for any part of the unexpired term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated. Landlord may proceed

11 to effect collection of any such accelerated rent together with any other rent and other obligations that may be or become due by Tenant hereunder. 4. The Landlord may demand specific performance or a mandatory injunction requiring Tenant to perform its obligations, or both. 5. Landlord shall have the right at its option to have the Tenant assign to Landlord any and all subleases of the Leased Premises or any parts thereof. The Landlord shall have the option to have and succeed to all of the risks and privileges of said subleases or such of them as they may elect to take over and assume, and Tenant, upon such default by Tenant or recovery of possession by Landlord, hereby expressly assigns and transfers to Landlord such of the subleases as said Landlords may elect to take over and assume which may exist and be in force and effect at the time of said default and recovery of possession. Tenant further expressly covenants that Tenant will, upon request of the Landlord, execute, acknowledge and deliver to Landlord such further instruments as may be necessary or desirable to vest in the Landlord the then existing subleases of said Lease Premises or any part thereof then in force as referred to herein above. 6. Landlords may exercise any other right or remedy available to it as a matter of Louisiana law. Landlords’ election of a right or remedy shall not be irrevocable. If Landlord elects a particular remedy with respect to a default, the Landlord may thereafter elect a different right or remedy with respect to the default. By way of example, but not limitation, if Landlord elects to accelerate Rent under subpart (b) or (c) of this Section, and Tenant does not pay all of the accelerated Rent promptly on demand, at any time thereafter Landlord may elect, in lieu of enforcing collection of the accelerated Rent or the unpaid part thereof, to terminate this Lease as of any date selected by Landlord, collect the Rent to the date of termination and enforce their rights and remedies under subpart (a) or any other provision hereof. D. Should a default be occasioned by the filing of a bankruptcy, reorganization, receivership or respite petition by Tenant, or with respect to Tenant by any creditor or creditors of Tenant, Tenant covenants that it will immediately quit and surrender the Leased Premises to Landlord; that it will not seek to restrain Landlord, by injunction or otherwise from assuming possession. Tenant agrees that Landlord shall have the right to re-enter and repossess the Lease Premises and Tenant shall execute or join in such instruments or pleadings as Landlord shall require in order to effectuate the immediate surrender of the Leased Premises to Landlord. In so covenanting, Tenant freely and voluntarily waives any rights to resist Tenant’s immediate surrender and Landlord’s immediately repossession of the Leased Premises should such rights to resist surrender and repossession be available to

12 Tenant under the bankruptcy Act of the United States Code, or any provision of the laws of Louisiana. 18. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord in the enforcement of any provisions of this Lease or upon any default by Tenant shall impair such a right or remedy or be construed as a waiver by Landlord of said rights. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the premises, shall constitute an acceptance of the surrender of the Leased Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Leased Premises and accomplish a termination of the Lease. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of this Lease. 19. DAMAGE OR DESTRUCTION - CONDEMNATION: A. Tenant covenants and agrees that in case of any damage to the Leased Premises by fire or other casualty required to be insured under this Lease, whether or not same is covered in whole or part by insurance, Tenant will, at Tenant’s sole cost and expense, promptly restore the Leased Premises, in a manner set forth in this Lease, to a condition such that, when the restoration is completed, the value of the Leased Premises shall be of equal or greater value than the value of the Leased Premises immediately before the fire or other casualty, and shall be such as will conform to the use of the Leased Premises permitted by this Lease. Such restoration (referred to as Work) shall be commenced promptly and with reasonable diligence. All insurance proceeds received by Tenant on account of damage to the Leased Premises, shall be deposited into an escrow account separately maintained and designated “FGB Partners Account”, to be held by Landlord and Tenant, separate from all other funds in the possession of Landlord, and to be held by Landlord and Tenant as joint escrow agents for Tenant and Landlord. The funds so deposited shall be applied by Landlord only to payment for the aforesaid restoration in conformity with Articles 8 and 9 or paid over to Landlord forthwith if Tenant elects to terminate this Lease pursuant to Paragraph B of this Article. Any excess funds left over after the restoration of the Leases Premises to the condition existing prior to any damages and the replacement of Lessee’s improvements and equipment shall belong to the Tenant.

13 B. If, at any time during the term of this Lease, (i) the Leased Premises, whether in whole or part, shall be taken by condemnation, or expropriation or any agreement in lieu thereof, (herein called a “Taking”) or (ii) at any time prior to the expiration of this Lease, a substantial portion of the Leased Premises has been damaged by fire or other casualty, covered by insurance, and such damage cannot reasonably be repaired within one hundred-twenty (120) days after the day of such fire or other casualty, and the said taking or fire or other casualty renders the Tenant’s Leasehold improvements, equipment, furniture and fixtures unfit for their commercial use by Tenant, then Tenant shall have the option of terminating this Lease. In the event that the Tenant does not terminate the Lease, then the Tenant shall continue to pay full rent. Tenant shall purchase insurance for loss of its use of the Leased Premises for the rental payments made to Landlord during the period of repair. In the event that the Tenant decides to cancel the Lease, then such termination shall be affected by notice in writing given not more than ninety (90) days after the date of the taking of possession by the taking authority or the date of such fire or other casualty, as the case may be. In the case of fire or other casualty, such notice shall contain written evidence satisfactory to Landlord that Tenant has taken all steps necessary to provide for prompt assignment and payment to Landlord of any insurance proceeds for the Leased Premises or other recovery resulting from the casualty or fire. Upon termination, this Lease shall cease and come to an end and all Rent due Landlord hereunder shall be apportioned to such date of termination. Upon termination, because of fire or other casualty, Tenant shall have no interest in the insurance proceeds or recovery for such damage to the building. Upon termination because of a taking, Landlord shall be entitled to and shall receive the total award from any such taking attributable to Landlord’s ownership and the value Tenant’s Leasehold interest in the Leased Premises C. If the Lease shall not have been canceled as herein provided, and the proceeds of any insurance paid to Tenant shall be insufficient to pay for the full cost of restoration, Tenant shall immediately pay the deficiency. If, however, the Leased Premises shall have been damaged by fire or other casualty and, after Tenant’s completion of restoration by Tenant in conformity with Paragraph A of this Article, any excess insurance proceeds remain, Tenant shall be entitled to those excess proceeds. D. Except as expressly provided in Paragraph B providing for cancellation of this Lease, Tenant’s obligation to pay Rent and all other charges on part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any damage to the Leased Premises by fire or other casualty or by taking of any part of the Leased Property. 20. TENANT’S EQUIPMENT:

14 Tenant shall have the right to place or install in the Leased Premises any and all furniture, furnishings, fixtures, signs and equipment it may deem necessary or desirable for the conduct of its business thereon. 21. REMOVAL OF TENANT’S EQUIPMENT: A. If this Lease terminates for any reason other than Tenant’s default, Tenant may remove any and all of Tenant’s movable trade fixtures including Tenant’s Equipment and shall remove any and all of Tenant’s movable trade fixtures and Tenant’s Equipment within 20 days following written notice by Landlord. B. If, at the termination or expiration of the Lease for any reason, Tenant does not remove from the Leased Premises any of Tenant’s movable trade fixtures or Tenant’s Equipment which Tenant would be entitled to remove under Paragraph A or B hereof in a prompt manner, then the property so left on the Leased Premises by Tenant shall, at the option of Landlord, become Landlord’s property without any payment due therefor to the Tenant or shall be removed by Landlord and the cost thereof be paid in full immediately upon receipt of invoice by Tenant, plus a 15% administrative fee. 22. NOTICE TO PARTIES: Any notice to be given under this Lease by either Party shall be considered as duly given if made in writing, addressed to the other Party and mailed by registered or certified mail or by commercial carrier to Tenant at the Leased premises or by email to the address identified below or as modified in writing to the other Party. 23. HOLDING OVER: A. Upon expiration or termination of this Lease, Tenant shall surrender possession of the Leased premises immediately to Landlord. If Tenant fails to surrender possession to the Landlord, then any holding over by Tenant shall not operate to extend or renew this Lease, except as provided in paragraph B below. In such case, Landlord may terminate Tenant’s occupancy at once or may consider such occupancy to be from month to month, and for each month or fraction of a month during which Tenant holds over, Tenant shall pay Landlord one and one-half times the amount of Rent due during the most recent term as liquidated damages for Tenant’s failure to timely surrender the Leased Premises, together with such loss or damage as may be caused to Landlord by such holding over. Nothing contained herein shall waive any of Landlord’s rights to possession or otherwise under

15 Paragraph 17 of this Lease. B. If Tenant, with Landlord’s consent, remains in possession of the Leased Premises after expiration or termination of the term, or after the date in any given notice given by Landlords to Tenant terminating the Lease, such possession by Tenant shall be deemed to be a month to month tenancy, terminable on thirty days notice at any given time by either Party. All provisions of this Lease except those pertaining to term and option to extend shall apply to the month to month tenancy. During any such month to month tenancy, Tenant shall pay all rent and other charges pursuant to the most current Lease option. 24. INSPECTION OF PREMISES BY LANDLORD: Tenant shall permit Landlord and persons authorized by Landlord to enter the Leased Premises at all reasonable times during the usual business hours, provided that Landlord gives Tenant 24 hour notice, whether or not Tenant or Tenant’s representatives are present (and at any time in the event of emergencies) for the purpose of (a) inspecting the same; (b) performing any work therein that may be necessary whether or not caused by reason of Tenant’s default under any terms of this Lease. Landlord shall reasonably endeavor not to interfere with the conduct of the Tenant’s business in the Leased Premises during any inspection. 25. SUBORDINATION: A. This Lease is and shall be prior to any encumbrance recorded after the effective date of this Lease. If, however, Landlord wishes to mortgage the Leased Premises one or more times to any person, firm, or corporation in a bona fide transaction or to renew, modify, consolidate, replace, or extend any such mortgage or mortgages, Tenant shall execute a written agreement of subordination and any other document required by Landlord to subordinate this Lease to such mortgagee. B. Within ten (10) days after request therefor, each party agrees to deliver in recordable form a certificate stating to the requesting party or any person designated by the requesting party that this Lease is in full force and effect and that there are no defenses thereto and no outstanding claims against the requesting party by the other party or stating those claims that are asserted. 26. OTHER CONDITIONS: A. Time is of the essence of each provision of this Lease. B. Landlord shall be provided with a set of keys to all locks on the exterior doors and

16 any door and/or cabinets within the interior of the Leased Premises. C. The Parties hereto agree that that the terms of this Lease have been negotiated at arms-length by the Parties and that there shall be no presumption, construction or implication favoring the position of either Landlord or Tenant regarding interpretation of the provisions hereof. The captions of the Articles and Sections of this Lease are for convenience only, are not operative parts of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. D. All signage shall be permitted and approved by the Parish of Jefferson Davis and the City of Jennings prior to installation. E. If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect. It is the intention of the Parties hereto that, if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning that renders it valid. F. If either Party to this Lease is a corporation or limited liability company, that Party shall deliver to the other Party, upon execution of this Lease, a certified copy of a resolution of its Board of Directors, or Members, or a copy of its Operating Agreement authorizing the execution of this Lease and naming the officers or individuals that are authorized to execute this Lease on behalf of the corporation or limited liability company. G. Any action relative to this Lease Agreement shall be brought in District Court for the Parish of Jefferson Davis. The provisions of this Lease Agreement shall be construed and interpreted under the laws of the State of Louisiana, regardless of any conflict of laws provision. The Parties hereto specifically waive their right to a jury trial. H. This Lease is binding upon and inures to the benefit of the successors in interest of the Parties I. This Lease contains all of the agreements of the Parties and cannot be amended or modified except by written agreement. J. Tenant acknowledges that neither Landlord nor any of Landlord’s employees, agents, representatives, contractors or brokers, except as expressly set forth in this Lease, has made any representation or warranty of any kind respecting (a) the condition of the Leased Premises or the Building, (b) the suitability thereof for

17 Tenant’s use or the conduct of Tenant’s business, (c) occupancy or operation within the Building of any other person or entity, or (d) occupancy costs. K. Tenant waives notice to vacate as set forth in La. Code of Civil Procedure Arts. 4701 and 4702. Tenant further waives any right of action pursuant to La. Civil Code Art. 2712. 27. DEPOSIT: The deposit for the faithful performance by Tenant under this Lease is hereby waived. 28. FOR SALE / FOR RENT & OTHER SIGNS: Landlord shall have the right to place the usual “For Sale” signs on the Leased premises at any time during the term of this Lease and “For Rent” signs on the Leased premises during the last six (6 months) of the term of this Lease. Tenant agrees to allow persons authorized by Landlord to inspect the entire Leased Premises during the term of this Lease with a view of purchasing the same and during the last six (6) months of the any term of this Lease with a view of renting the same, such inspections to be at reasonable hours. 29. NOTICE OF LEASE: Tenant, at its expense may prepare and record a Notice of Lease in accordance with the provisions of La R.S. 9:2742, which Landlord shall execute and deliver to Tenant for its recordation, but shall not record or make public this Lease or its terms. 30. SECURITY OF PREMISES: Tenant shall be solely responsible for providing security for the Leased Premises. Tenant acknowledges that Landlord shall have no responsibility for the security for the Leased Premises or adjoining areas and that Landlord does not undertake to provide lighting, surveillance cameras, alarms or other security features for the Leased Premises or adjoining areas. Tenant hereby releases, holds harmless and indemnifies Landlord from and against any and all claims, actions or causes for alleged liability associated with the security of the Leased Premises and/or adjoining areas. 31. BROKERS: Each party warrants to the other that it has not had any dealings with any brokers or agent, and if a Party has utilized the services of a broker or agent, that party shall indemnify the other against any claims asserted by a broker or agent arising out of the indemnifying party’s communications or agreement with such broker or Agent. The obligations of this Section shall survive the expiration or earlier termination of this Lease.

18 In witness whereof, the Landlord and the Tenant have signed this Lease on the dates set forth below their names. WITNESSES: FGB Partners, LLC By: William K. Hood, Manager and Member Date: June __, 2024 FIRST GUARANTY BANK By: Michael Mineer Its: President Date: June __, 2024

19 EXHIBIT A THAT CERTAIN TRACT OF GROUND TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS SITUATED IN THE CITY OF JENNINGS, LOUISIANA AND BEING DESCRIBED AS LOTS 2, 3, 6, 7, AND THE SOUTH ONE-HALF (S1/2) OF THE ALLEY OF BLOCK 28 OF THE CARY ADDITION TO THE CITY OF JENNINGS, LOUISIANA, ALL AS PER PLAT ON FILE IN THE OFFICE OF THE CLERK OF COURT, PARISH OF JEFFERSON DAVIS, STATE OF LOUISIANA.

1 LEASE AGREEMENT BY: FGB PARTNERS, LLC UNTO: FIRST GUARANTY BANK FGB PARTNERS, LLC (referred to as Landlord), a Louisiana limited liability company, with a mailing address of 11239 Highway 16, Amite, Louisiana 70422, appearing herein through its duly authorized Member/Manager, William K. Hood, and FIRST GUARANTY BANK (referred to as Tenant), a state banking institution chartered by the State of Louisiana with a mailing address of 400 East Thomas Street, Hammond, Louisiana, represented herein through its duly authorized President, Michael Mineer. 1. LEASED PREMISES: LANDLORD, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained which are to be paid, kept and performed by Tenant, does Lease and rent to Tenant, and Tenant hereby agrees to Lease upon the terms and conditions hereinafter set forth, that parcel of real property which is briefly described as 400 East Thomas Street, Hammond, Louisiana 70403. A detailed property description is set forth in Exhibit A, annexed hereto (hereinafter “Leased Premises”) 2. TERM: A. This Lease shall be for a term of fifteen (15) years, commencing on June 28, 2024 (“Commencement Date”) and terminating on the 27th day of June, 2039 (the “Original Lease Term”), 1.) OPTIONS: Intentionally omitted. 3. RENT and PLACE OF PAYMENT: Tenant agrees to pay Landlord for the use and occupancy of the Leased Premises, the following rental amount (the “Rent”): For the first sixty (60) months of the Lease, the rent shall be $85,640.00 per month and shall be paid by electronic funds transfer by Tenant to the account specified by Landlord. On the month following the initial sixty (60) months of this Lease, the Rent for the next

2 and each successive sixty (60) month period will be increased by the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers (CPI index) over the previous year, but in no event will the increase be less than three (3%) percent. The Rent will increase after each sixty (60) month period thereafter according to the CPI index for the year preceding the increase, but in no event will the increase be less than three (3%) percent. Rent is due on the first day of every month. Rent not received by the 5th day of each month shall incur a late payment charge of one thousand ($1,000.00) dollars. In the event that the Rent is not paid by the tenth (10th) day of the month, Tenant shall be in default of this Lease. All delinquent Rent shall bear interest at the rate of Twelve (12%) percent per annum from the date due until paid in full. All costs, charges, and expenses which Tenant assumes, agrees to, or is obligated to pay to Landlord pursuant to this Lease shall be deemed as additional Rent and in the event of nonpayment of any additional rent, Landlord shall have the rights and remedies as are herein provided for the nonpayment of Rent. Each payment of Rent or other charges due under this Lease shall be first imputed to interest, attorney’s fees, late payment charges or other charges due under this Lease, then to the oldest rent payment due, until paid in full. Tenant waives any right to impute payments made to Landlord in any other manner. The first payment of Rent shall be due at the signing of this Lease. The succeeding payments shall be due on the 1st day of each and every succeeding month through Electric Funds Transfer or delivery at locations as Landlord may designate in writing. 4. ADDITIONAL RENTAL: A.) UTILITIES: As part of the consideration for this Lease, Tenant shall pay when due all charges, hookup fees and deposits for water, gas, light, heat, waste disposal, sewerage, telephone, electricity, internet, cable, phone, power, alarm monitoring and other utility and communication services at any time rendered or used or about the Leased Premises. B.) TAXES: Tenant shall be responsible for the payment of all lawful ad valorem taxes, assessments, and other governmental charges in the nature thereof, general and special, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Leased Premises or any improvements thereon, (all of which are hereinafter referred to as “Impositions”) it being the intent hereof that Tenant is obligated to pay only such Impositions as may be directly levied or assessed upon or against the Leased Premises itself and the improvements at any time thereupon. Landlord shall advance the payment of these

3 taxes and assessments and shall deliver to Tenant receipts evidencing the payment of such taxes, assessments and other governmental charges. Tenant shall, within five (5) days receipt of such receipts, reimburse Landlord the full amount of such payments made by Landlord. Tenant’s failure to timely reimburse Landlord for such payments, in full, shall result in an administrative fee of fifteen (15%) percent to be charged to Tenant, which Tenant shall pay to Landlord, along with full reimbursement of amounts paid by Landlord, within ten (10) days of written demand or be in default of this Lease. Tenant shall have the right to contest the amount or validity of any of the above referenced taxes, assessments or governmental charges by appropriate proceedings. Tenant shall, nevertheless, timely reimburse Landlord for such payments in accordance with the terms and provisions of this Lease, and nothing herein shall imply any right on the part of Tenant to postpone or defer such payment for any such purpose. Landlord shall not be subjected to any liability for the payment of costs, fees or expense in connection with any proceeding, and Tenant covenants to indemnify and save harmless Landlord from any such cost, fees or expenses. C.) INSURANCE: At all times from and after the Lease Commencement Date, Tenant shall procure and maintain, at Tenant’s sole cost and expense, the following policies of insurance: LIABILITY. Comprehensive commercial general liability insurance with broad form contractual liability coverage and with coverage limits of not less than Two Million Dollars ($2,000,000) combined single limit, per occurrence. Such policy shall insure Tenant's performance of the indemnity provisions of this Lease. PROPERTY. Landlord or tenant shall purchase all risk property and fire insurance in limits to cover the replacement cost of all buildings subject to this Lease. Tenant shall reimburse Landlord within five (5) days receipt of invoice and proof of payment by Landlord all premiums and other charges associated therewith. WORKERS’ COMPENSATION. Workers' compensation insurance in the amount required by the State of Louisiana for the benefit of Tenant's employees.

4 EQUIPMENT. Covered equipment includes, but is not limited to, the following: the air conditioning system (or any part thereof), computer systems and fiber optic cable. PERSONAL PROPERTY AND IMPROVEMENTS. Property insurance covering any peril generally included in the classification "all risks" covering all merchandise, inventory, Improvements, and Tenant’s personal property in an amount not less than one hundred percent (100%) of their full replacement cost. BUSINESS INTERRUPTION. Business interruption insurance covering Tenant’s business operated in the Premises for a minimum period of Twelve (12) months. FLOOD. Tenant further agrees that it will, at its cost, during the Original and any Option Term of this Lease, carry and maintain flood insurance in the amount of two hundred fifty thousand ($250,000.00) dollars on each structure and one hundred thousand dollars on the contents of each. Once each building is no longer encumbered by a mortgage, the parties will negotiate flood limits sufficient to cover the replacement costs of any damaged structure or contents. Each policy required by this Paragraph C shall be a primary policy specifically insuring the Leased Premises and no other. D.) All policies of insurance provided for herein shall be issued by insurance companies that have a general policyholder's rating of not less than "A", and VIII as rated in the most current available "A.M. Best's" Rating Insurance Reports and shall be licensed to do business in the State of Louisiana. All policies of insurance provided for hereunder shall name and endorse Landlord and all Mortgagees and such other individuals or entities as Landlord may from time to time designate, as "additional named insureds." Certificates of all insurance and/or binders required of Tenant hereunder shall be delivered to Landlord at least ten (10) days prior to the Lease Commencement Date. All certificates of insurance and/or binders and endorsements delivered to Landlord shall contain an agreement by the company issuing said policy to give Landlord thirty (30) days' advance written notice of any cancellation, expiration lapse, reduction or other adverse change respecting such

5 insurance. All commercial general liability, property damage or other casualty policies shall be written as primary policies, not contributory with and secondary to coverage that Landlord may carry. Further all polices referenced above shall be endorsed to waive rights of subrogation in favor of Landlord. Landlord, at any time and from time to time, may require the insurance limits set forth herein to be increased to reflect the then-prevailing standards in the industry as to businesses of the type being operated at the time in the Premises. 5. USE OF PREMISES: During this Lease, Tenant shall use the Leased Premises for any lawful commercial purpose including but not limited to a commercial bank, and Tenant is obligated not to use same for any purpose that is unlawful or that tends to injure or depreciate the property. 6. DELIVERY OF PREMISES: A. Upon the Commencement Date, Landlord shall deliver the Leased Premises unto the Tenant. B. Upon termination of this Lease, Tenant shall surrender the Leased Premises to Landlord broom clean, and in good order, condition, and repair, except for ordinary wear and tear. 7. REPAIRS & MAINTENANCE: A. Except as stated to the contrary in Article 7B below Tenant assumes complete responsibility and liability for the upkeep of the entire Leased Premises, and all appurtenances contained therein, including but not limited to, fixtures, locks, keys, flooring, walls, ceilings, glass, plumbing, automatic sprinkler system, electrical equipment, heating equipment, air conditioning equipment, are accepted by Tenant in their present condition, including vices or defects, latent or otherwise, that may now exist or hereafter arise in the Leased Premises. The Leased Premises and all parts thereof shall be kept in reasonable order, condition, and repair by the Tenant in accordance with the laws, rules and ordinances of the Parish of Tangipahoa, Fire Marshall, and other proper authorities and governmental agencies having jurisdiction over the Leased Premises, at the sole cost and expense of Tenant. B. The Tenant shall be responsible for the condition and maintenance of the roof, whether damaged by intentional act, negligence, casualty or wear and tear. Tenant shall immediately have repaired by a roofer properly licensed in Louisiana, any leaks in or damage sustained by the roof, at Tenant’s expense. Failure by Tenant

6 to have repairs made immediately to the roof shall render Tenant liable for any damages sustained by any other portion of the Leased Premises resulting therefrom. C. The Tenant shall be responsible for an annual inspection and cleaning of the existing roof system on each of the buildings subject to this Lease and shall maintain, repair and/or replace the elastomeric coating as necessary. The annual inspection shall be performed by a licensed commercial roofer and paid for by Tenant. The report of each annual inspection shall be delivered to Landlord upon receipt by Tenant. D. The Tenant shall be responsible for the entire exterior of the Leased Premises and shall maintain in a clean and orderly manner all lawns, shrubs, gardens, lighting, walls, signage, driveways, striping, sidewalks, steps, and all other exterior of the Premises. 8. ALTERATION TO LEASED PREMISES BY TENANT: A. Tenant shall have no right to perform any other restoration, improvements, repairs and alterations to the Leased Premises as may become necessary or without the express written consent of Landlord which shall not be unreasonably withheld. Tenant shall not perform any restoration, improvements, repairs and alterations without obtaining the proper permits and inspections and without the submission of architectural or engineering plans to Landlord and the proper governing authorities. B. Any and all alterations, additions or other permanently affixed improvements by Tenant, with or without consent of Landlord, regardless of how attached (except movable and removable trade fixtures together with all replacements thereof, (collectively, the “Tenant’s Equipment”) shall become the property of Landlord upon termination of this Lease, without compensation therefor to Tenant. Landlord shall have the right to require that Tenant, at the termination of this Lease, but prior to the termination date, remove any and all such alterations, additions or improvements and restore the Leased Premises to its condition at the time of the commencement of this Lease, ordinary wear and tear permitted. 9. CONDITIONS APPLICABLE TO WORK TO BE PERFORMED BY TENANT: A. All restoration, improvements, repairs and alterations to the Leased Premises (hereinafter referred to collectively as “Work”) to be performed by Tenant pursuant to Article 8 hereof shall be performed in all cases subject to and in compliance with the following conditions: (i.) No Work shall be undertaken unless Tenant procures and pays for all required municipal and other governmental building permits. Landlords

7 agree to join in the application thereof whenever such action is necessary. (ii.) No work shall be undertaken without the written approval by Landlord (which shall not be unreasonably withheld) of plans and specifications for such Work. iii.) No Work over the cost of twenty-five thousand ($25,000) dollars shall be undertaken on the Leased Premises unless the Landlord authorizes same in writing. iv.) The Work shall be performed properly and in workmanlike manner, unavoidable delays excepted, by contractors duly licensed by the Louisiana State Licensing Board for Contractors. v.) Tenant shall carry or require its contractor, to carry workman’s compensation insurance meeting statutory limits and covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlords, Tenant or the Leased Premises. Moreover, no work shall be undertaken on the Leased Premises until Tenant, or Tenant’s contractor, has purchased, and provided Landlord with a certificate of insurance reflecting the purchase of owner’s protective liability insurance, or builders risk insuring Landlord against claims arising out of such Work. The owner’s protective liability insurance provided for the benefit of Landlord shall have policy limits of no less than two million ($2,000,000) dollars for bodily injury or death and property damage combined. All insurance required hereunder shall be maintained by Tenant’s contractor at Tenant’s sole cost and expense (or at the sole cost and expense of Tenant’s contractor), at all times when any such work is in process. The insurance provided for in this subsection shall be in addition to the insurance required to be maintained by Tenant pursuant to Article 4. All insurance required under this subparagraph shall be issued under valid and enforceable policies with responsible insurance companies legally authorized to transact business in the State of Louisiana, in addition, all insurance policies required shall contain an endorsement requiring 30 days written notice from the insurance company to Landlord before cancellation or change in the coverage, scope or amount of any policy. At Landlord’s request, Tenant shall permit Landlords to inspect and copy an original or duplicate of the owner’s policy protective liability insurance policy. 10. LIENS: The Tenant will not create or permit to be created or to remain, and will promptly discharge, at its sole cost and expense, any judgment, lien, mortgage, encumbrance or charge (hereinafter collectively referred to as “Lien” or “Liens”) of any kind upon the Leased Premises or any part thereof arising out of the use or occupancy of the Leased Premises

8 by Tenant, by reason of any labor or materials furnished or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to be performed on the Leased Premises at the direction or with the consent of Tenant, or by reason of any other activity, act or omission of Tenant. If any such lien shall at any time be filed, Tenant shall, withing thirty days (30) after the notice of the filing thereof, cause the same to be discharged of record in any manner permitted by law. If Tenant shall fail to cause such lien to be discharged, Landlord may, but shall not be obligated to, discharge the same in any manner permitted by law, and in such event, Tenants shall pay to Landlord all costs and expenses of securing such discharge, including reasonable attorney fees, plus an administrative fee of 25% of the total amount expended by Landlord in removing said liens, plus attorney’s fees and costs. 11. OWNERSHIP OF IMPROVEMENTS: All restorations, alterations, or improvements performed by Tenant on the Leased Premises, including movable trade fixtures, furniture and/or equipment, and including the equipment contained and described in Paragraph 8 above as the Tenant’s Equipment, shall be the property of the Tenant during the Term. At the termination of this Lease, all restorations, alterations and improvements, and those portions of the Tenant’s Equipment not removed from the Leased Premises in a timely manner per Landlord’s request under Section , become the property of Landlord and Tenant waives all rights to compensation therefor except as otherwise provided herein. 12 SUBROGATION: To the extent covered by any insurance policies carried by the Parties and in force at the time of any damage or destruction to any person or to the building and premises subject to this lease, or to the fixtures, movable property, and improvements in or on the premises, each party waives its right, if any, against the other party, up to the amount of insurance recovery, with respect to such damage or destruction, whether direct or consequential. 13. INDEMNITY: The Tenant assumes full responsibility for the condition of the Leased Premises and all movable property therein and all equipment and fixtures permanently attached. The Tenant specifically agrees to defend, protect, hold harmless, and indemnify the Landlord, its agents, employees, members and contractors against any and all responsibility, liability, loss, expense, attorney’s fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands, and actions asserted by anyone and arising directly or indirectly out of any occurrence on or about the

9 Leased Premises, or out of the ownership, occupancy of use of the Leased Premises or movable property of either Party located thereon. The obligations of the Tenant to the Landlord under this section shall not be dependent in. 14 ATTORNEYS FEES: If either Party commences an action against the other arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys’ fees and costs of suit. 15. SUBLEASE: Tenant shall not have the right to sub-Lease the Leased Premises, in whole or in part, unless Tenant obtains the expressed written consent of Landlord. Any approval of a sublease shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease. Further, any rent or other charges imposed in a sublease, whether or not exceeding the amount of Rent or other charges set forth in this Lease, shall be paid directly to Landlord herein and shall be guaranteed by Tenant. 16. WARRANTY: Landlord hereby warrants that Tenant, upon observing and keeping the covenants, agreement and conditions of this Lease, shall be maintained in quiet and peaceful enjoyment of the Leases Premises. 17. DEFAULT: A. If Tenant defaults in the performance of any of the terms, covenants or conditions of this Lease, other than non-payment or delinquent payment of Rent, then and in such case, the Landlord shall give to Tenant a written notice specifying the default that has occurred. If the default is not cured within five (5) days after the giving of such notice, Landlord shall have all remedies as set forth in section C, below. B. If Tenant: i.) fails to make any payment of Rent under this Lease promptly when due; ii.) at any time uses the Leased Premises or any portion thereof for any illegal or unlawful purpose, or commits, or permits or tolerates the commission therein of any act made punishable by fine or imprisonment under the laws of the United States or the State of Louisiana, or any ordinance of the Parish;

10 iii.) files, or shall have filed against it, a petition in any court seeking to subject the Tenant or any of its property to any provision of the Federal Bankruptcy Act, or any other federal or state law relating to bankruptcy, receivership or insolvency or the Tenant shall have filed against it any such involuntary petition that shall not be vacated or withdrawn within 60 days after the filing thereof; iv.) makes an assignment for the benefit of all of its creditors; v.) vacates or abandons the Leased Premises, or fails to occupy and conduct business on the Leased Premises for ten (ten) consecutive days, unless caused by circumstances beyond the control of Tenant, vi.) makes any sublease, assignment, mortgage, transfer or sale of its leasehold interest without the written consent of Landlord; or vii) fails to pay rent by the tenth (10th) of the month on three occasions within a twelve (12) month period: Landlord may, at its option, exercise any one or more rights and remedies specified in section C, below without having to give Tenant five (5) day notice to cure. C. In the event of any default on the part of the Tenant, Landlord shall have any, all or, at the sole option of Landlord, any combination of the following rights and remedies: 1. Landlord may terminate this Lease by written notice to Tenant. The termination shall be effective as of the date specified by Landlord in the notice of termination. Landlord may thereafter Lease the Leased Premises for such price and on such terms as may be reasonably obtainable. Landlord may hold Tenant liable for any deficiency in the Rent received from the substitute tenant for the remainder of Tenant’s existing Term or Option Period and for all other obligations under the lease. 2. The Landlord may declare the Rent for the entire unexpired term or Option term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated, immediately due and payable. Landlord may proceed to effect collection of any such accelerated Rent together with any other Rent and other obligations that may be or become due by Tenant hereunder. 3. Landlord may declare immediately due and payable the Rent for any part of the unexpired term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated. Landlord may proceed

11 to effect collection of any such accelerated rent together with any other rent and other obligations that may be or become due by Tenant hereunder. 4. The Landlord may demand specific performance or a mandatory injunction requiring Tenant to perform its obligations, or both. 5. Landlord shall have the right at its option to have the Tenant assign to Landlord any and all subleases of the Leased Premises or any parts thereof. The Landlord shall have the option to have and succeed to all of the risks and privileges of said subleases or such of them as they may elect to take over and assume, and Tenant, upon such default by Tenant or recovery of possession by Landlord, hereby expressly assigns and transfers to Landlord such of the subleases as said Landlords may elect to take over and assume which may exist and be in force and effect at the time of said default and recovery of possession. Tenant further expressly covenants that Tenant will, upon request of the Landlord, execute, acknowledge and deliver to Landlord such further instruments as may be necessary or desirable to vest in the Landlord the then existing subleases of said Lease Premises or any part thereof then in force as referred to herein above. 6. Landlords may exercise any other right or remedy available to it as a matter of Louisiana law. Landlords’ election of a right or remedy shall not be irrevocable. If Landlord elects a particular remedy with respect to a default, the Landlord may thereafter elect a different right or remedy with respect to the default. By way of example, but not limitation, if Landlord elects to accelerate Rent under subpart (b) or (c) of this Section, and Tenant does not pay all of the accelerated Rent promptly on demand, at any time thereafter Landlord may elect, in lieu of enforcing collection of the accelerated Rent or the unpaid part thereof, to terminate this Lease as of any date selected by Landlord, collect the Rent to the date of termination and enforce their rights and remedies under subpart (a) or any other provision hereof. D. Should a default be occasioned by the filing of a bankruptcy, reorganization, receivership or respite petition by Tenant, or with respect to Tenant by any creditor or creditors of Tenant, Tenant covenants that it will immediately quit and surrender the Leased Premises to Landlord; that it will not seek to restrain Landlord, by injunction or otherwise from assuming possession. Tenant agrees that Landlord shall have the right to re-enter and repossess the Lease Premises and Tenant shall execute or join in such instruments or pleadings as Landlord shall require in order to effectuate the immediate surrender of the Leased Premises to Landlord. In so covenanting, Tenant freely and voluntarily waives any rights to resist Tenant’s immediate surrender and Landlord’s immediately repossession of the Leased Premises should such rights to resist surrender and repossession be available to

12 Tenant under the bankruptcy Act of the United States Code, or any provision of the laws of Louisiana. 18. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord in the enforcement of any provisions of this Lease or upon any default by Tenant shall impair such a right or remedy or be construed as a waiver by Landlord of said rights. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the premises, shall constitute an acceptance of the surrender of the Leased Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Leased Premises and accomplish a termination of the Lease. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of this Lease. 19. DAMAGE OR DESTRUCTION - CONDEMNATION: A. Tenant covenants and agrees that in case of any damage to the Leased Premises by fire or other casualty required to be insured under this Lease, whether or not same is covered in whole or part by insurance, Tenant will, at Tenant’s sole cost and expense, promptly restore the Leased Premises, in a manner set forth in this Lease, to a condition such that, when the restoration is completed, the value of the Leased Premises shall be of equal or greater value than the value of the Leased Premises immediately before the fire or other casualty, and shall be such as will conform to the use of the Leased Premises permitted by this Lease. Such restoration (referred to as Work) shall be commenced promptly and with reasonable diligence. All insurance proceeds received by Tenant on account of damage to the Leased Premises, shall be deposited into an escrow account separately maintained and designated “FGB Partners Account”, to be held by Landlord and Tenant, separate from all other funds in the possession of Landlord, and to be held by Landlord and Tenant as joint escrow agents for Tenant and Landlord. The funds so deposited shall be applied by Landlord only to payment for the aforesaid restoration in conformity with Articles 8 and 9 or paid over to Landlord forthwith if Tenant elects to terminate this Lease pursuant to Paragraph B of this Article. Any excess funds left over after the restoration of the Leases Premises to the condition existing prior to any damages and the replacement of Lessee’s improvements and equipment shall belong to the Tenant.

13 B. If, at any time during the term of this Lease, (i) the Leased Premises, whether in whole or part, shall be taken by condemnation, or expropriation or any agreement in lieu thereof, (herein called a “Taking”) or (ii) at any time prior to the expiration of this Lease, a substantial portion of the Leased Premises has been damaged by fire or other casualty, covered by insurance, and such damage cannot reasonably be repaired within one hundred-twenty (120) days after the day of such fire or other casualty, and the said taking or fire or other casualty renders the Tenant’s Leasehold improvements, equipment, furniture and fixtures unfit for their commercial use by Tenant, then Tenant shall have the option of terminating this Lease. In the event that the Tenant does not terminate the Lease, then the Tenant shall continue to pay full rent. Tenant shall purchase insurance for loss of its use of the Leased Premises for the rental payments made to Landlord during the period of repair. In the event that the Tenant decides to cancel the Lease, then such termination shall be affected by notice in writing given not more than ninety (90) days after the date of the taking of possession by the taking authority or the date of such fire or other casualty, as the case may be. In the case of fire or other casualty, such notice shall contain written evidence satisfactory to Landlord that Tenant has taken all steps necessary to provide for prompt assignment and payment to Landlord of any insurance proceeds for the Leased Premises or other recovery resulting from the casualty or fire. Upon termination, this Lease shall cease and come to an end and all Rent due Landlord hereunder shall be apportioned to such date of termination. Upon termination, because of fire or other casualty, Tenant shall have no interest in the insurance proceeds or recovery for such damage to the building. Upon termination because of a taking, Landlord shall be entitled to and shall receive the total award from any such taking attributable to Landlord’s ownership and the value Tenant’s Leasehold interest in the Leased Premises C. If the Lease shall not have been canceled as herein provided, and the proceeds of any insurance paid to Tenant shall be insufficient to pay for the full cost of restoration, Tenant shall immediately pay the deficiency. If, however, the Leased Premises shall have been damaged by fire or other casualty and, after Tenant’s completion of restoration by Tenant in conformity with Paragraph A of this Article, any excess insurance proceeds remain, Tenant shall be entitled to those excess proceeds. D. Except as expressly provided in Paragraph B providing for cancellation of this Lease, Tenant’s obligation to pay Rent and all other charges on part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any damage to the Leased Premises by fire or other casualty or by taking of any part of the Leased Property. 20. TENANT’S EQUIPMENT:

14 Tenant shall have the right to place or install in the Leased Premises any and all furniture, furnishings, fixtures, signs and equipment it may deem necessary or desirable for the conduct of its business thereon. 21. REMOVAL OF TENANT’S EQUIPMENT: A. If this Lease terminates for any reason other than Tenant’s default, Tenant may remove any and all of Tenant’s movable trade fixtures including Tenant’s Equipment and shall remove any and all of Tenant’s movable trade fixtures and Tenant’s Equipment within 20 days following written notice by Landlord. B. If, at the termination or expiration of the Lease for any reason, Tenant does not remove from the Leased Premises any of Tenant’s movable trade fixtures or Tenant’s Equipment which Tenant would be entitled to remove under Paragraph A or B hereof in a prompt manner, then the property so left on the Leased Premises by Tenant shall, at the option of Landlord, become Landlord’s property without any payment due therefor to the Tenant or shall be removed by Landlord and the cost thereof be paid in full immediately upon receipt of invoice by Tenant, plus a 15% administrative fee. 22. NOTICE TO PARTIES: Any notice to be given under this Lease by either Party shall be considered as duly given if made in writing, addressed to the other Party and mailed by registered or certified mail or by commercial carrier to Tenant at the Leased premises or by email to the address identified below or as modified in writing to the other Party. 23. HOLDING OVER: A. Upon expiration or termination of this Lease, Tenant shall surrender possession of the Leased premises immediately to Landlord. If Tenant fails to surrender possession to the Landlord, then any holding over by Tenant shall not operate to extend or renew this Lease, except as provided in paragraph B below. In such case, Landlord may terminate Tenant’s occupancy at once or may consider such occupancy to be from month to month, and for each month or fraction of a month during which Tenant holds over, Tenant shall pay Landlord one and one-half times the amount of Rent due during the most recent term as liquidated damages for Tenant’s failure to timely surrender the Leased Premises, together with such loss or damage as may be caused to Landlord by such holding over. Nothing contained herein shall waive any of Landlord’s rights to possession or otherwise under

15 Paragraph 17 of this Lease. B. If Tenant, with Landlord’s consent, remains in possession of the Leased Premises after expiration or termination of the term, or after the date in any given notice given by Landlords to Tenant terminating the Lease, such possession by Tenant shall be deemed to be a month to month tenancy, terminable on thirty days notice at any given time by either Party. All provisions of this Lease except those pertaining to term and option to extend shall apply to the month to month tenancy. During any such month to month tenancy, Tenant shall pay all rent and other charges pursuant to the most current Lease option. 24. INSPECTION OF PREMISES BY LANDLORD: Tenant shall permit Landlord and persons authorized by Landlord to enter the Leased Premises at all reasonable times during the usual business hours, provided that Landlord gives Tenant 24 hour notice, whether or not Tenant or Tenant’s representatives are present (and at any time in the event of emergencies) for the purpose of (a) inspecting the same; (b) performing any work therein that may be necessary whether or not caused by reason of Tenant’s default under any terms of this Lease. Landlord shall reasonably endeavor not to interfere with the conduct of the Tenant’s business in the Leased Premises during any inspection. 25. SUBORDINATION: A. This Lease is and shall be prior to any encumbrance recorded after the effective date of this Lease. If, however, Landlord wishes to mortgage the Leased Premises one or more times to any person, firm, or corporation in a bona fide transaction or to renew, modify, consolidate, replace, or extend any such mortgage or mortgages, Tenant shall execute a written agreement of subordination and any other document required by Landlord to subordinate this Lease to such mortgagee. B. Within ten (10) days after request therefor, each party agrees to deliver in recordable form a certificate stating to the requesting party or any person designated by the requesting party that this Lease is in full force and effect and that there are no defenses thereto and no outstanding claims against the requesting party by the other party or stating those claims that are asserted. 26. OTHER CONDITIONS: A. Time is of the essence of each provision of this Lease. B. Landlord shall be provided with a set of keys to all locks on the exterior doors and

16 any door and/or cabinets within the interior of the Leased Premises. C. The Parties hereto agree that that the terms of this Lease have been negotiated at arms-length by the Parties and that there shall be no presumption, construction or implication favoring the position of either Landlord or Tenant regarding interpretation of the provisions hereof. The captions of the Articles and Sections of this Lease are for convenience only, are not operative parts of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. D. All signage shall be permitted and approved by the Parish of Tangipahoa and the City of Hammond prior to installation. E. If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect. It is the intention of the Parties hereto that, if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning that renders it valid. F. If either Party to this Lease is a corporation or limited liability company, that Party shall deliver to the other Party, upon execution of this Lease, a certified copy of a resolution of its Board of Directors, or Members, or a copy of its Operating Agreement authorizing the execution of this Lease and naming the officers or individuals that are authorized to execute this Lease on behalf of the corporation or limited liability company. G. Any action relative to this Lease Agreement shall be brought in 21st Judicial District Court for the Parish of Tangipahoa. The provisions of this Lease Agreement shall be construed and interpreted under the laws of the State of Louisiana, regardless of any conflict of laws provision. The Parties hereto specifically waive their right to a jury trial. H. This Lease is binding upon and inures to the benefit of the successors in interest of the Parties I. This Lease contains all of the agreements of the Parties and cannot be amended or modified except by written agreement. J. Tenant acknowledges that neither Landlord nor any of Landlord’s employees, agents, representatives, contractors or brokers, except as expressly set forth in this Lease, has made any representation or warranty of any kind respecting (a) the condition of the Leased Premises or the Building, (b) the suitability thereof for

17 Tenant’s use or the conduct of Tenant’s business, (c) occupancy or operation within the Building of any other person or entity, or (d) occupancy costs. K. Tenant waives notice to vacate as set forth in La. Code of Civil Procedure Arts. 4701 and 4702. Tenant further waives any right of action pursuant to La. Civil Code Art. 2712. 27. DEPOSIT: The deposit for the faithful performance by Tenant under this Lease is hereby waived. 28. FOR SALE / FOR RENT & OTHER SIGNS: Landlord shall have the right to place the usual “For Sale” signs on the Leased premises at any time during the term of this Lease and “For Rent” signs on the Leased premises during the last six (6 months) of the term of this Lease. Tenant agrees to allow persons authorized by Landlord to inspect the entire Leased Premises during the term of this Lease with a view of purchasing the same and during the last six (6) months of the any term of this Lease with a view of renting the same, such inspections to be at reasonable hours. 29. NOTICE OF LEASE: Tenant, at its expense may prepare and record a Notice of Lease in accordance with the provisions of La R.S. 9:2742, which Landlord shall execute and deliver to Tenant for its recordation, but shall not record or make public this Lease or its terms. 30. SECURITY OF PREMISES: Tenant shall be solely responsible for providing security for the Leased Premises. Tenant acknowledges that Landlord shall have no responsibility for the security for the Leased Premises or adjoining areas and that Landlord does not undertake to provide lighting, surveillance cameras, alarms or other security features for the Leased Premises or adjoining areas. Tenant hereby releases, holds harmless and indemnifies Landlord from and against any and all claims, actions or causes for alleged liability associated with the security of the Leased Premises and/or adjoining areas. 31. BROKERS: Each party warrants to the other that it has not had any dealings with any brokers or agent, and if a Party has utilized the services of a broker or agent, that party shall indemnify the other against any claims asserted by a broker or agent arising out of the indemnifying party’s communications or agreement with such broker or Agent. The obligations of this Section shall survive the expiration or earlier termination of this Lease.

18 In witness whereof, the Landlord and the Tenant have signed this Lease on the dates set forth below their names. WITNESSES: FGB Partners, LLC By: William K. Hood, Manager and Member Date: June __, 2024 FIRST GUARANTY BANK By: Michael Mineer Its: President Date: June __, 2024

19 EXHIBIT A A CERTAIN LOT OR PARCEL OF GROUNG WITH ALL IMPROVEMENTS THEREON CONSISTING OF THE ENTIRE UNENCUMBERED SQUARE, LYING EAST OF SQUARE SIXTY-ONE (61) OF THE HYER SURVEY OF THE CITY OF HAMMOND, BOUNDED ON THE NORTH BY EAST THOMAS STREET,ON THE EAST BY SOUTH ORANGE STREET, ON THE SOUTH BY EAST MORRIS STREET, AND ON THE WEST BY SOUTH HOLLY STREET. THE SAID PROPERTY MEASURES 300 FEET BY 300 FEET IN THE FORM OF A SQUARE WITH 300 FOOT FRONTAGE ON EACH SIDE OF SAID STREETS.

1 LEASE AGREEMENT BY: FGB PARTNERS, LLC UNTO: FIRST GUARANTY BANK FGB PARTNERS, LLC (referred to as Landlord), a Louisiana limited liability company, with a mailing address of 11239 Highway 16, Amite, Louisiana 70422, appearing herein through its duly authorized Member/Manager, William K. Hood, and FIRST GUARANTY BANK (referred to as Tenant), a state banking institution chartered by the State of Louisiana with a mailing address of 400 East Thomas Street, Hammond, Louisiana, represented herein through its duly authorized President, Michael Mineer. 1. LEASED PREMISES: LANDLORD, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained which are to be paid, kept and performed by Tenant, does Lease and rent to Tenant, and Tenant hereby agrees to Lease upon the terms and conditions hereinafter set forth, that parcel of real property which is briefly described as 799 Summers Drive, Abbeville, Louisiana 70510. A detailed property description is set forth in Exhibit A, annexed hereto (hereinafter “Leased Premises”) 2. TERM: A. This Lease shall be for a term of fifteen (15) years, commencing on June 28, 2024 (“Commencement Date”) and terminating on the 27th day of June, 2039 (the “Original Lease Term”), 1.) OPTIONS: Intentionally omitted. 3. RENT and PLACE OF PAYMENT: Tenant agrees to pay Landlord for the use and occupancy of the Leased Premises, the following rental amount (the “Rent”): For the first sixty (60) months of the Lease, the rent shall be $5,570.00 per month and shall be paid by electronic funds transfer by Tenant to the account specified by Landlord. On the month following the initial sixty (60) months of this Lease, the Rent for the next

2 and each successive sixty (60) month period will be increased by the Bureau of Labor Statistics Consumer Price Index for All Urban Consumers (CPI index) over the previous year, but in no event will the increase be less than three (3%) percent. The Rent will increase after each sixty (60) month period thereafter according to the CPI index for the year preceding the increase, but in no event will the increase be less than three (3%) percent. Rent is due on the first day of every month. Rent not received by the 5th day of each month shall incur a late payment charge of one thousand ($1,000.00) dollars. In the event that the Rent is not paid by the tenth (10th) day of the month, Tenant shall be in default of this Lease. All delinquent Rent shall bear interest at the rate of Twelve (12%) percent per annum from the date due until paid in full. All costs, charges, and expenses which Tenant assumes, agrees to, or is obligated to pay to Landlord pursuant to this Lease shall be deemed as additional Rent and in the event of nonpayment of any additional rent, Landlord shall have the rights and remedies as are herein provided for the nonpayment of Rent. Each payment of Rent or other charges due under this Lease shall be first imputed to interest, attorney’s fees, late payment charges or other charges due under this Lease, then to the oldest rent payment due, until paid in full. Tenant waives any right to impute payments made to Landlord in any other manner. The first payment of Rent shall be due at the signing of this Lease. The succeeding payments shall be due on the 1st day of each and every succeeding month through Electric Funds Transfer or delivery at locations as Landlord may designate in writing. 4. ADDITIONAL RENTAL: A.) UTILITIES: As part of the consideration for this Lease, Tenant shall pay when due all charges, hookup fees and deposits for water, gas, light, heat, waste disposal, sewerage, telephone, electricity, internet, cable, phone, power, alarm monitoring and other utility and communication services at any time rendered or used or about the Leased Premises. B.) TAXES: Tenant shall be responsible for the payment of all lawful ad valorem taxes, assessments, and other governmental charges in the nature thereof, general and special, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Leased Premises or any improvements thereon, (all of which are hereinafter referred to as “Impositions”) it being the intent hereof that Tenant is obligated to pay only such Impositions as may be directly levied or assessed upon or against the Leased Premises itself and the improvements at any time thereupon. Landlord shall advance the payment of these

3 taxes and assessments and shall deliver to Tenant receipts evidencing the payment of such taxes, assessments and other governmental charges. Tenant shall, within five (5) days receipt of such receipts, reimburse Landlord the full amount of such payments made by Landlord. Tenant’s failure to timely reimburse Landlord for such payments, in full, shall result in an administrative fee of fifteen (15%) percent to be charged to Tenant, which Tenant shall pay to Landlord, along with full reimbursement of amounts paid by Landlord, within ten (10) days of written demand or be in default of this Lease. Tenant shall have the right to contest the amount or validity of any of the above referenced taxes, assessments or governmental charges by appropriate proceedings. Tenant shall, nevertheless, timely reimburse Landlord for such payments in accordance with the terms and provisions of this Lease, and nothing herein shall imply any right on the part of Tenant to postpone or defer such payment for any such purpose. Landlord shall not be subjected to any liability for the payment of costs, fees or expense in connection with any proceeding, and Tenant covenants to indemnify and save harmless Landlord from any such cost, fees or expenses. C.) INSURANCE: At all times from and after the Lease Commencement Date, Tenant shall procure and maintain, at Tenant’s sole cost and expense, the following policies of insurance: LIABILITY. Comprehensive commercial general liability insurance with broad form contractual liability coverage and with coverage limits of not less than Two Million Dollars ($2,000,000) combined single limit, per occurrence. Such policy shall insure Tenant's performance of the indemnity provisions of this Lease. PROPERTY. Landlord or Tenant shall purchase all risk property and fire insurance in limits to cover the replacement cost of all buildings subject to this Lease. Tenant shall reimburse Landlord within five (5) days receipt of invoice and proof of payment by Landlord all premiums and other charges associated therewith. WORKERS’ COMPENSATION. Workers' compensation insurance in the amount required by the State of Louisiana for the benefit of Tenant's employees.

4 EQUIPMENT. Covered equipment includes, but is not limited to, the following: the air conditioning system (or any part thereof), computer systems and fiber optic cable. PERSONAL PROPERTY AND IMPROVEMENTS. Property insurance covering any peril generally included in the classification "all risks" covering all merchandise, inventory, Improvements, and Tenant’s personal property in an amount not less than one hundred percent (100%) of their full replacement cost. BUSINESS INTERRUPTION. Business interruption insurance covering Tenant’s business operated in the Premises for a minimum period of Twelve (12) months. FLOOD. Tenant further agrees that it will, at its cost, during the Original and any Option Term of this Lease, carry and maintain flood insurance in the amount of two hundred fifty thousand ($250,000.00) dollars on each structure and one hundred thousand dollars on the contents of each. Once each building is no longer encumbered by a mortgage, the parties will negotiate flood limits sufficient to cover the replacement costs of any damaged structure or contents. Each policy required by this Paragraph C shall be a primary policy specifically insuring the Leased Premises and no other. D.) All policies of insurance provided for herein shall be issued by insurance companies that have a general policyholder's rating of not less than "A", and VIII as rated in the most current available "A.M. Best's" Rating Insurance Reports and shall be licensed to do business in the State of Louisiana. All policies of insurance provided for hereunder shall name and endorse Landlord and all Mortgagees and such other individuals or entities as Landlord may from time to time designate, as "additional named insureds." Certificates of all insurance and/or binders required of Tenant hereunder shall be delivered to Landlord at least ten (10) days prior to the Lease Commencement Date. All certificates of insurance and/or binders and endorsements delivered to Landlord shall contain an agreement by the company issuing said policy to give Landlord thirty (30) days' advance written notice of any cancellation, expiration lapse, reduction or other adverse change respecting such

5 insurance. All commercial general liability, property damage or other casualty policies shall be written as primary policies, not contributory with and secondary to coverage that Landlord may carry. Further all polices referenced above shall be endorsed to waive rights of subrogation in favor of Landlord. Landlord, at any time and from time to time, may require the insurance limits set forth herein to be increased to reflect the then-prevailing standards in the industry as to businesses of the type being operated at the time in the Premises. 5. USE OF PREMISES: During this Lease, Tenant shall use the Leased Premises for any lawful commercial purpose including but not limited to a commercial bank, and Tenant is obligated not to use same for any purpose that is unlawful or that tends to injure or depreciate the property. 6. DELIVERY OF PREMISES: A. Upon the Commencement Date, Landlord shall deliver the Leased Premises unto the Tenant. B. Upon termination of this Lease, Tenant shall surrender the Leased Premises to Landlord broom clean, and in good order, condition, and repair, except for ordinary wear and tear. 7. REPAIRS & MAINTENANCE: A. Except as stated to the contrary in Article 7B below Tenant assumes complete responsibility and liability for the upkeep of the entire Leased Premises, and all appurtenances contained therein, including but not limited to, fixtures, locks, keys, flooring, walls, ceilings, glass, plumbing, automatic sprinkler system, electrical equipment, heating equipment, air conditioning equipment, are accepted by Tenant in their present condition, including vices or defects, latent or otherwise, that may now exist or hereafter arise in the Leased Premises. The Leased Premises and all parts thereof shall be kept in reasonable order, condition, and repair by the Tenant in accordance with the laws, rules and ordinances of the Parish of Vermilion, Fire Marshall, and other proper authorities and governmental agencies having jurisdiction over the Leased Premises, at the sole cost and expense of Tenant. B. The Tenant shall be responsible for the condition and maintenance of the roof, whether damaged by intentional act, negligence, casualty or wear and tear. Tenant shall immediately have repaired by a roofer properly licensed in Louisiana, any leaks in or damage sustained by the roof, at Tenant’s expense. Failure by Tenant

6 to have repairs made immediately to the roof shall render Tenant liable for any damages sustained by any other portion of the Leased Premises resulting therefrom. C. The Tenant shall be responsible for an annual inspection and cleaning of the existing roof system on each of the buildings subject to this Lease and shall maintain, repair and/or replace the elastomeric coating as necessary. The annual inspection shall be performed by a licensed commercial roofer and paid for by Tenant. The report of each annual inspection shall be delivered to Landlord upon receipt by Tenant. D. The Tenant shall be responsible for the entire exterior of the Leased Premises and shall maintain in a clean and orderly manner all lawns, shrubs, gardens, lighting, walls, signage, driveways, striping, sidewalks, steps, and all other exterior of the Premises. 8. ALTERATION TO LEASED PREMISES BY TENANT: A. Tenant shall have no right to perform any other restoration, improvements, repairs and alterations to the Leased Premises as may become necessary or without the express written consent of Landlord which shall not be unreasonably withheld. Tenant shall not perform any restoration, improvements, repairs and alterations without obtaining the proper permits and inspections and without the submission of architectural or engineering plans to Landlord and the proper governing authorities. B. Any and all alterations, additions or other permanently affixed improvements by Tenant, with or without consent of Landlord, regardless of how attached (except movable and removable trade fixtures together with all replacements thereof, (collectively, the “Tenant’s Equipment”) shall become the property of Landlord upon termination of this Lease, without compensation therefor to Tenant. Landlord shall have the right to require that Tenant, at the termination of this Lease, but prior to the termination date, remove any and all such alterations, additions or improvements and restore the Leased Premises to its condition at the time of the commencement of this Lease, ordinary wear and tear permitted. 9. CONDITIONS APPLICABLE TO WORK TO BE PERFORMED BY TENANT: A. All restoration, improvements, repairs and alterations to the Leased Premises (hereinafter referred to collectively as “Work”) to be performed by Tenant pursuant to Article 8 hereof shall be performed in all cases subject to and in compliance with the following conditions: (i.) No Work shall be undertaken unless Tenant procures and pays for all required municipal and other governmental building permits. Landlords

7 agree to join in the application thereof whenever such action is necessary. (ii.) No work shall be undertaken without the written approval by Landlord (which shall not be unreasonably withheld) of plans and specifications for such Work. iii.) No Work over the cost of twenty-five thousand ($25,000) dollars shall be undertaken on the Leased Premises unless the Landlord authorizes same in writing. iv.) The Work shall be performed properly and in workmanlike manner, unavoidable delays excepted, by contractors duly licensed by the Louisiana State Licensing Board for Contractors. v.) Tenant shall carry or require its contractor, to carry workman’s compensation insurance meeting statutory limits and covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlords, Tenant or the Leased Premises. Moreover, no work shall be undertaken on the Leased Premises until Tenant, or Tenant’s contractor, has purchased, and provided Landlord with a certificate of insurance reflecting the purchase of owner’s protective liability insurance, or builders risk insuring Landlord against claims arising out of such Work. The owner’s protective liability insurance provided for the benefit of Landlord shall have policy limits of no less than two million ($2,000,000) dollars for bodily injury or death and property damage combined. All insurance required hereunder shall be maintained by Tenant’s contractor at Tenant’s sole cost and expense (or at the sole cost and expense of Tenant’s contractor), at all times when any such work is in process. The insurance provided for in this subsection shall be in addition to the insurance required to be maintained by Tenant pursuant to Article 4. All insurance required under this subparagraph shall be issued under valid and enforceable policies with responsible insurance companies legally authorized to transact business in the State of Louisiana, in addition, all insurance policies required shall contain an endorsement requiring 30 days written notice from the insurance company to Landlord before cancellation or change in the coverage, scope or amount of any policy. At Landlord’s request, Tenant shall permit Landlords to inspect and copy an original or duplicate of the owner’s policy protective liability insurance policy. 10. LIENS: The Tenant will not create or permit to be created or to remain, and will promptly discharge, at its sole cost and expense, any judgment, lien, mortgage, encumbrance or charge (hereinafter collectively referred to as “Lien” or “Liens”) of any kind upon the Leased Premises or any part thereof arising out of the use or occupancy of the Leased Premises

8 by Tenant, by reason of any labor or materials furnished or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to be performed on the Leased Premises at the direction or with the consent of Tenant, or by reason of any other activity, act or omission of Tenant. If any such lien shall at any time be filed, Tenant shall, withing thirty days (30) after the notice of the filing thereof, cause the same to be discharged of record in any manner permitted by law. If Tenant shall fail to cause such lien to be discharged, Landlord may, but shall not be obligated to, discharge the same in any manner permitted by law, and in such event, Tenants shall pay to Landlord all costs and expenses of securing such discharge, including reasonable attorney fees, plus an administrative fee of 25% of the total amount expended by Landlord in removing said liens, plus attorney’s fees and costs. 11. OWNERSHIP OF IMPROVEMENTS: All restorations, alterations, or improvements performed by Tenant on the Leased Premises, including movable trade fixtures, furniture and/or equipment, and including the equipment contained and described in Paragraph 8 above as the Tenant’s Equipment, shall be the property of the Tenant during the Term. At the termination of this Lease, all restorations, alterations and improvements, and those portions of the Tenant’s Equipment not removed from the Leased Premises in a timely manner per Landlord’s request under Section , become the property of Landlord and Tenant waives all rights to compensation therefor except as otherwise provided herein. 12 SUBROGATION: To the extent covered by any insurance policies carried by the Parties and in force at the time of any damage or destruction to any person or to the building and premises subject to this lease, or to the fixtures, movable property, and improvements in or on the premises, each party waives its right, if any, against the other party, up to the amount of insurance recovery, with respect to such damage or destruction, whether direct or consequential. 13. INDEMNITY: The Tenant assumes full responsibility for the condition of the Leased Premises and all movable property therein and all equipment and fixtures permanently attached. The Tenant specifically agrees to defend, protect, hold harmless, and indemnify the Landlord, its agents, employees, members and contractors against any and all responsibility, liability, loss, expense, attorney’s fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands, and actions asserted by anyone and arising directly or indirectly out of any occurrence on or about the

9 Leased Premises, or out of the ownership, occupancy of use of the Leased Premises or movable property of either Party located thereon. The obligations of the Tenant to the Landlord under this section shall not be dependent in. 14 ATTORNEYS FEES: If either Party commences an action against the other arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys’ fees and costs of suit. 15. SUBLEASE: Tenant shall not have the right to sub-Lease the Leased Premises, in whole or in part, unless Tenant obtains the expressed written consent of Landlord. Any approval of a sublease shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease. Further, any rent or other charges imposed in a sublease, whether or not exceeding the amount of Rent or other charges set forth in this Lease, shall be paid directly to Landlord herein and shall be guaranteed by Tenant. 16. WARRANTY: Landlord hereby warrants that Tenant, upon observing and keeping the covenants, agreement and conditions of this Lease, shall be maintained in quiet and peaceful enjoyment of the Leases Premises. 17. DEFAULT: A. If Tenant defaults in the performance of any of the terms, covenants or conditions of this Lease, other than non-payment or delinquent payment of Rent, then and in such case, the Landlord shall give to Tenant a written notice specifying the default that has occurred. If the default is not cured within five (5) days after the giving of such notice, Landlord shall have all remedies as set forth in section C, below. B. If Tenant: i.) fails to make any payment of Rent under this Lease promptly when due; ii.) at any time uses the Leased Premises or any portion thereof for any illegal or unlawful purpose, or commits, or permits or tolerates the commission therein of any act made punishable by fine or imprisonment under the laws of the United States or the State of Louisiana, or any ordinance of the Parish;

10 iii.) files, or shall have filed against it, a petition in any court seeking to subject the Tenant or any of its property to any provision of the Federal Bankruptcy Act, or any other federal or state law relating to bankruptcy, receivership or insolvency or the Tenant shall have filed against it any such involuntary petition that shall not be vacated or withdrawn within 60 days after the filing thereof; iv.) makes an assignment for the benefit of all of its creditors; v.) vacates or abandons the Leased Premises, or fails to occupy and conduct business on the Leased Premises for ten (ten) consecutive days, unless caused by circumstances beyond the control of Tenant, vi.) makes any sublease, assignment, mortgage, transfer or sale of its leasehold interest without the written consent of Landlord; or vii) fails to pay rent by the tenth (10th) of the month on three occasions within a twelve (12) month period: Landlord may, at its option, exercise any one or more rights and remedies specified in section C, below without having to give Tenant five (5) day notice to cure. C. In the event of any default on the part of the Tenant, Landlord shall have any, all or, at the sole option of Landlord, any combination of the following rights and remedies: 1. Landlord may terminate this Lease by written notice to Tenant. The termination shall be effective as of the date specified by Landlord in the notice of termination. Landlord may thereafter Lease the Leased Premises for such price and on such terms as may be reasonably obtainable. Landlord may hold Tenant liable for any deficiency in the Rent received from the substitute tenant for the remainder of Tenant’s existing Term or Option Period and for all other obligations under the lease. 2. The Landlord may declare the Rent for the entire unexpired term or Option term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated, immediately due and payable. Landlord may proceed to effect collection of any such accelerated Rent together with any other Rent and other obligations that may be or become due by Tenant hereunder. 3. Landlord may declare immediately due and payable the Rent for any part of the unexpired term of this Lease, including any additional renewal periods for which the Tenant shall have become obligated. Landlord may proceed

11 to effect collection of any such accelerated rent together with any other rent and other obligations that may be or become due by Tenant hereunder. 4. The Landlord may demand specific performance or a mandatory injunction requiring Tenant to perform its obligations, or both. 5. Landlord shall have the right at its option to have the Tenant assign to Landlord any and all subleases of the Leased Premises or any parts thereof. The Landlord shall have the option to have and succeed to all of the risks and privileges of said subleases or such of them as they may elect to take over and assume, and Tenant, upon such default by Tenant or recovery of possession by Landlord, hereby expressly assigns and transfers to Landlord such of the subleases as said Landlords may elect to take over and assume which may exist and be in force and effect at the time of said default and recovery of possession. Tenant further expressly covenants that Tenant will, upon request of the Landlord, execute, acknowledge and deliver to Landlord such further instruments as may be necessary or desirable to vest in the Landlord the then existing subleases of said Lease Premises or any part thereof then in force as referred to herein above. 6. Landlords may exercise any other right or remedy available to it as a matter of Louisiana law. Landlords’ election of a right or remedy shall not be irrevocable. If Landlord elects a particular remedy with respect to a default, the Landlord may thereafter elect a different right or remedy with respect to the default. By way of example, but not limitation, if Landlord elects to accelerate Rent under subpart (b) or (c) of this Section, and Tenant does not pay all of the accelerated Rent promptly on demand, at any time thereafter Landlord may elect, in lieu of enforcing collection of the accelerated Rent or the unpaid part thereof, to terminate this Lease as of any date selected by Landlord, collect the Rent to the date of termination and enforce their rights and remedies under subpart (a) or any other provision hereof. D. Should a default be occasioned by the filing of a bankruptcy, reorganization, receivership or respite petition by Tenant, or with respect to Tenant by any creditor or creditors of Tenant, Tenant covenants that it will immediately quit and surrender the Leased Premises to Landlord; that it will not seek to restrain Landlord, by injunction or otherwise from assuming possession. Tenant agrees that Landlord shall have the right to re-enter and repossess the Lease Premises and Tenant shall execute or join in such instruments or pleadings as Landlord shall require in order to effectuate the immediate surrender of the Leased Premises to Landlord. In so covenanting, Tenant freely and voluntarily waives any rights to resist Tenant’s immediate surrender and Landlord’s immediately repossession of the Leased Premises should such rights to resist surrender and repossession be available to

12 Tenant under the bankruptcy Act of the United States Code, or any provision of the laws of Louisiana. 18. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord in the enforcement of any provisions of this Lease or upon any default by Tenant shall impair such a right or remedy or be construed as a waiver by Landlord of said rights. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the premises, shall constitute an acceptance of the surrender of the Leased Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Leased Premises and accomplish a termination of the Lease. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of this Lease. 19. DAMAGE OR DESTRUCTION - CONDEMNATION: A. Tenant covenants and agrees that in case of any damage to the Leased Premises by fire or other casualty required to be insured under this Lease, whether or not same is covered in whole or part by insurance, Tenant will, at Tenant’s sole cost and expense, promptly restore the Leased Premises, in a manner set forth in this Lease, to a condition such that, when the restoration is completed, the value of the Leased Premises shall be of equal or greater value than the value of the Leased Premises immediately before the fire or other casualty, and shall be such as will conform to the use of the Leased Premises permitted by this Lease. Such restoration (referred to as Work) shall be commenced promptly and with reasonable diligence. All insurance proceeds received by Tenant on account of damage to the Leased Premises, shall be deposited into an escrow account separately maintained and designated “FGB Partners Account”, to be held by Landlord and Tenant, separate from all other funds in the possession of Landlord, and to be held by Landlord and Tenant as joint escrow agents for Tenant and Landlord. The funds so deposited shall be applied by Landlord only to payment for the aforesaid restoration in conformity with Articles 8 and 9 or paid over to Landlord forthwith if Tenant elects to terminate this Lease pursuant to Paragraph B of this Article. Any excess funds left over after the restoration of the Leases Premises to the condition existing prior to any damages and the replacement of Lessee’s improvements and equipment shall belong to the Tenant.

13 B. If, at any time during the term of this Lease, (i) the Leased Premises, whether in whole or part, shall be taken by condemnation, or expropriation or any agreement in lieu thereof, (herein called a “Taking”) or (ii) at any time prior to the expiration of this Lease, a substantial portion of the Leased Premises has been damaged by fire or other casualty, covered by insurance, and such damage cannot reasonably be repaired within one hundred-twenty (120) days after the day of such fire or other casualty, and the said taking or fire or other casualty renders the Tenant’s Leasehold improvements, equipment, furniture and fixtures unfit for their commercial use by Tenant, then Tenant shall have the option of terminating this Lease. In the event that the Tenant does not terminate the Lease, then the Tenant shall continue to pay full rent. Tenant shall purchase insurance for loss of its use of the Leased Premises for the rental payments made to Landlord during the period of repair. In the event that the Tenant decides to cancel the Lease, then such termination shall be affected by notice in writing given not more than ninety (90) days after the date of the taking of possession by the taking authority or the date of such fire or other casualty, as the case may be. In the case of fire or other casualty, such notice shall contain written evidence satisfactory to Landlord that Tenant has taken all steps necessary to provide for prompt assignment and payment to Landlord of any insurance proceeds for the Leased Premises or other recovery resulting from the casualty or fire. Upon termination, this Lease shall cease and come to an end and all Rent due Landlord hereunder shall be apportioned to such date of termination. Upon termination, because of fire or other casualty, Tenant shall have no interest in the insurance proceeds or recovery for such damage to the building. Upon termination because of a taking, Landlord shall be entitled to and shall receive the total award from any such taking attributable to Landlord’s ownership and the value Tenant’s Leasehold interest in the Leased Premises C. If the Lease shall not have been canceled as herein provided, and the proceeds of any insurance paid to Tenant shall be insufficient to pay for the full cost of restoration, Tenant shall immediately pay the deficiency. If, however, the Leased Premises shall have been damaged by fire or other casualty and, after Tenant’s completion of restoration by Tenant in conformity with Paragraph A of this Article, any excess insurance proceeds remain, Tenant shall be entitled to those excess proceeds. D. Except as expressly provided in Paragraph B providing for cancellation of this Lease, Tenant’s obligation to pay Rent and all other charges on part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any damage to the Leased Premises by fire or other casualty or by taking of any part of the Leased Property. 20. TENANT’S EQUIPMENT:

14 Tenant shall have the right to place or install in the Leased Premises any and all furniture, furnishings, fixtures, signs and equipment it may deem necessary or desirable for the conduct of its business thereon. 21. REMOVAL OF TENANT’S EQUIPMENT: A. If this Lease terminates for any reason other than Tenant’s default, Tenant may remove any and all of Tenant’s movable trade fixtures including Tenant’s Equipment and shall remove any and all of Tenant’s movable trade fixtures and Tenant’s Equipment within 20 days following written notice by Landlord. B. If, at the termination or expiration of the Lease for any reason, Tenant does not remove from the Leased Premises any of Tenant’s movable trade fixtures or Tenant’s Equipment which Tenant would be entitled to remove under Paragraph A or B hereof in a prompt manner, then the property so left on the Leased Premises by Tenant shall, at the option of Landlord, become Landlord’s property without any payment due therefor to the Tenant or shall be removed by Landlord and the cost thereof be paid in full immediately upon receipt of invoice by Tenant, plus a 15% administrative fee. 22. NOTICE TO PARTIES: Any notice to be given under this Lease by either Party shall be considered as duly given if made in writing, addressed to the other Party and mailed by registered or certified mail or by commercial carrier to Tenant at the Leased premises or by email to the address identified below or as modified in writing to the other Party. 23. HOLDING OVER: A. Upon expiration or termination of this Lease, Tenant shall surrender possession of the Leased premises immediately to Landlord. If Tenant fails to surrender possession to the Landlord, then any holding over by Tenant shall not operate to extend or renew this Lease, except as provided in paragraph B below. In such case, Landlord may terminate Tenant’s occupancy at once or may consider such occupancy to be from month to month, and for each month or fraction of a month during which Tenant holds over, Tenant shall pay Landlord one and one-half times the amount of Rent due during the most recent term as liquidated damages for Tenant’s failure to timely surrender the Leased Premises, together with such loss or damage as may be caused to Landlord by such holding over. Nothing contained herein shall waive any of Landlord’s rights to possession or otherwise under

15 Paragraph 17 of this Lease. B. If Tenant, with Landlord’s consent, remains in possession of the Leased Premises after expiration or termination of the term, or after the date in any given notice given by Landlords to Tenant terminating the Lease, such possession by Tenant shall be deemed to be a month to month tenancy, terminable on thirty days notice at any given time by either Party. All provisions of this Lease except those pertaining to term and option to extend shall apply to the month to month tenancy. During any such month to month tenancy, Tenant shall pay all rent and other charges pursuant to the most current Lease option. 24. INSPECTION OF PREMISES BY LANDLORD: Tenant shall permit Landlord and persons authorized by Landlord to enter the Leased Premises at all reasonable times during the usual business hours, provided that Landlord gives Tenant 24 hour notice, whether or not Tenant or Tenant’s representatives are present (and at any time in the event of emergencies) for the purpose of (a) inspecting the same; (b) performing any work therein that may be necessary whether or not caused by reason of Tenant’s default under any terms of this Lease. Landlord shall reasonably endeavor not to interfere with the conduct of the Tenant’s business in the Leased Premises during any inspection. 25. SUBORDINATION: A. This Lease is and shall be prior to any encumbrance recorded after the effective date of this Lease. If, however, Landlord wishes to mortgage the Leased Premises one or more times to any person, firm, or corporation in a bona fide transaction or to renew, modify, consolidate, replace, or extend any such mortgage or mortgages, Tenant shall execute a written agreement of subordination and any other document required by Landlord to subordinate this Lease to such mortgagee. B. Within ten (10) days after request therefor, each party agrees to deliver in recordable form a certificate stating to the requesting party or any person designated by the requesting party that this Lease is in full force and effect and that there are no defenses thereto and no outstanding claims against the requesting party by the other party or stating those claims that are asserted. 26. OTHER CONDITIONS: A. Time is of the essence of each provision of this Lease. B. Landlord shall be provided with a set of keys to all locks on the exterior doors and

16 any door and/or cabinets within the interior of the Leased Premises. C. The Parties hereto agree that that the terms of this Lease have been negotiated at arms-length by the Parties and that there shall be no presumption, construction or implication favoring the position of either Landlord or Tenant regarding interpretation of the provisions hereof. The captions of the Articles and Sections of this Lease are for convenience only, are not operative parts of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. D. All signage shall be permitted and approved by the Parish of Vermilion and the City of Abbeville prior to installation. E. If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect. It is the intention of the Parties hereto that, if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning that renders it valid. F. If either Party to this Lease is a corporation or limited liability company, that Party shall deliver to the other Party, upon execution of this Lease, a certified copy of a resolution of its Board of Directors, or Members, or a copy of its Operating Agreement authorizing the execution of this Lease and naming the officers or individuals that are authorized to execute this Lease on behalf of the corporation or limited liability company. G. Any action relative to this Lease Agreement shall be brought in District Court for the Parish of Vermilion. The provisions of this Lease Agreement shall be construed and interpreted under the laws of the State of Louisiana, regardless of any conflict of laws provision. The Parties hereto specifically waive their right to a jury trial. H. This Lease is binding upon and inures to the benefit of the successors in interest of the Parties I. This Lease contains all of the agreements of the Parties and cannot be amended or modified except by written agreement. J. Tenant acknowledges that neither Landlord nor any of Landlord’s employees, agents, representatives, contractors or brokers, except as expressly set forth in this Lease, has made any representation or warranty of any kind respecting (a) the condition of the Leased Premises or the Building, (b) the suitability thereof for Tenant’s use or the conduct of Tenant’s business, (c) occupancy or operation within the Building of any other person or entity, or (d) occupancy costs.

17 K. Tenant waives notice to vacate as set forth in La. Code of Civil Procedure Arts. 4701 and 4702. Tenant further waives any right of action pursuant to La. Civil Code Art. 2712. 27. DEPOSIT: The deposit for the faithful performance by Tenant under this Lease is hereby waived. 28. FOR SALE / FOR RENT & OTHER SIGNS: Landlord shall have the right to place the usual “For Sale” signs on the Leased premises at any time during the term of this Lease and “For Rent” signs on the Leased premises during the last six (6 months) of the term of this Lease. Tenant agrees to allow persons authorized by Landlord to inspect the entire Leased Premises during the term of this Lease with a view of purchasing the same and during the last six (6) months of the any term of this Lease with a view of renting the same, such inspections to be at reasonable hours. 29. NOTICE OF LEASE: Tenant, at its expense may prepare and record a Notice of Lease in accordance with the provisions of La R.S. 9:2742, which Landlord shall execute and deliver to Tenant for its recordation, but shall not record or make public this Lease or its terms. 30. SECURITY OF PREMISES: Tenant shall be solely responsible for providing security for the Leased Premises. Tenant acknowledges that Landlord shall have no responsibility for the security for the Leased Premises or adjoining areas and that Landlord does not undertake to provide lighting, surveillance cameras, alarms or other security features for the Leased Premises or adjoining areas. Tenant hereby releases, holds harmless and indemnifies Landlord from and against any and all claims, actions or causes for alleged liability associated with the security of the Leased Premises and/or adjoining areas. 31. BROKERS: Each party warrants to the other that it has not had any dealings with any brokers or agent, and if a Party has utilized the services of a broker or agent, that party shall indemnify the other against any claims asserted by a broker or agent arising out of the indemnifying party’s communications or agreement with such broker or Agent. The obligations of this Section shall survive the expiration or earlier termination of this Lease.

18 In witness whereof, the Landlord and the Tenant have signed this Lease on the dates set forth below their names. WITNESSES: FGB Partners, LLC By: William K. Hood, Manager and Member Date: June __, 2024 FIRST GUARANTY BANK By: Michael Mineer Its: President Date: June __, 2024

19 EXHIBIT A THAT CERTAIN TRACT OR PARCEL OF LAND CONTAINING 1.00 ACRES, ORE OR LESS, TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS AND THE COMPENENT PARTS THEREOF, TOGETHER WITH AL RIGHTS, WAYS, PRIVILEGES AND SERVITUDES THEREUNTO APPERTAINING, AND ALL APPURTENANCES THEREOF, SITUATED IN THE NORTHEAST PORTION OF IRREGULAR SECTION 46, TOWNSHIP 12 SOUTH, RANGE 3 EAST, IN THE ICTY OF ABBEVILLE, THIRD WARD OF VERMILION PARISH, LOUISIANA, FRONTING 165.27’ ON LA. HWY. NO. 14 BY-PASS,AND HAVING AN EASTLINE MEASURING 263.01’, A SOUTHERN LINE MEASURING 165.28’ AND A WEST LINE MEASURING 264.12’; SAID 1.00 ACRE TRACT BEING MORE COMPLETELY DESCRIBED ON A PLAT OF SURVEY PREPARED BY JOSEPH E. SCHEXNAIDER, R.P.L., DATED MAY 11, 1995, A COPY OF WHICH IS ATACHED HERETO AND MADE A PART HEREOF. THE AFOREMENTIONED 1.00 ACRE TRACT BEING A PORTION OF THE 16.774 ACRE TRACT ACQUIRED BY GAYLE MOULEDOUS GOODYEAR BY ACT OF EXCHANGE WITH G&G DEVELOPERS, INC., FILED FOR RECORD ON JULY 31, 1991, UNDER ORIGINAL ACT 91-06857, RECORDS OF VERMILION PARISH, LOUISIANA. SAID 1.00 ACRE TRACT IS ALSO A PORTION OF THE PROPERTY KNOWN AS “SHANGRI-LA SUBDIVISION”, A SUBDIVISION DEDICATED BY DR. SHELLEY MOULEDOUS ON MARCH 7, 1961, DEDICATION FIRST FILED FOR RECORD ON MARCH 9, 1961, UNDER ORIGINAL ACT #155317, RECORDS OF VERMILION PARISH, LOUISIANA.